UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kraft Foods Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMPANY #

KRAFT FOODS INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 20, 2009

9:00 a.m.

North Shore Center for the Performing Arts in Skokie

9501 Skokie Boulevard

Skokie, IL 60077

Directions to the Kraft Foods Inc. 2009 Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/kft.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on May 20, 2009.

Notice is hereby given that the Annual Meeting of Shareholders of Kraft Foods Inc. will be held at the North Shore Center for the Performing Arts in Skokie, 9501 Skokie Boulevard, Skokie, IL 60077 on Wednesday, May 20, 2009 at 9:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report on Form 10-K are available at    www.ematerials.com/kft

If you want to receive a paper copy or an email with links to the electronic materials, you must request it. There is no charge to you for requesting a copy. Please make your request for a copy or an email as instructed on the reverse side of this notice on or before May 8, 2009 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

Item 1. Election of Directors

Item 2. Approval of the Amended and Restated 2005 Performance Incentive Plan.

Item 3. Ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2009.

The Board of Directors recommends that you vote AGAINST the following proposal:

Item 4. Shareholder proposal on special shareholder meetings.

You may immediately vote your proxy on the Internet at:
www.eproxy.com/kft
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 19, 2009.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

V032508

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:
Internet – Access the Internet and go to www.ematerials.com/kft. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “kft Materials Request” in the subject line. The email must include:

•    The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•    Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•    If you choose email delivery you must include the email address.

•    If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.